AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                                       and
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Accounts")

                                  Supplement to
               Ameritas Low Load Variable Universal Life ("LLVL")
        Ameritas Low-Load Survivorship Variable Universal Life ("LLSVUL")
                         Prospectuses Dated May 1, 2007

                 Ameritas No-Load Variable Annuity ("NLVA 4080")
                          Prospectus Dated May 1, 2006

                          Supplement Dated June 12, 2007

On June 7, 2007, the Board of Directors of Calvert Variable Series, Inc. (the "Fund"), of which the Ameritas Income & Growth Portfolio (the "Portfolio") is a series, approved a sub-advisory agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Summit Investment Partners, Inc. ("Summit") for the management of the Portfolio. Thus, effective June 8, 2007, the Ameritas Income & Growth Portfolio will be sub-advised by Summit. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company, which is an indirect subsidiary of UNIFI Mutual Holding Company ("UNIFI").

Due to the affiliation between the Advisor (a wholly-owned subsidiary of Calvert Group, Ltd., which also is an indirect subsidiary of UNIFI) and Summit, this change in subadvisor is subject to shareholder approval. The Fund will submit a filing to the Securities and Exchange Commission detailing this change and will send it to shareholders on or about July 1, 2007.

The Ameritas prospectuses listed above are amended by replacing all references to Fred Alger Management, Inc. as the subadvisor of the Ameritas Income & Growth portfolio with references to Summit.

All other Policy provisions remain as stated in your Policy and prospectus.

Please see the Fund's Ameritas Income & Growth prospectus for more information about the Portfolio.

               This Supplement should be retained with the current
                  prospectus for your variable Policy issued by
                          Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-255-9678.